                               DELIVERY NOW CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                            CUSIP 247017 10 6


THIS CERTIFIES THAT




IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE PER SHARE, OF

                               DELIVERY NOW COPR.

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly, endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Register. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized offers:

Dated:


SECRETARY                                       PRESIDENT, TREASURER, CEO & CFO

                               DELIVERY NOW CORP.
                                   CORPORATE

                                      SEAL
                                      2000

                                    DELAWARE
                                       *


Countersigned and Registered
    Continental Stock Transfer & Trust Company
    (Jersey City, N.J.)
    Transfer Agent and Registrar

    By
      ---------------------------
      Authorized Signature

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-                        Custodian
                  ------------------------         -----------------------------
                       (Cust)                             (Minor)
                 under Uniform Gifts to Minors
                 Act
                    ------------------------------------------------------------
                                             (State)

UNIF TRF MIN ACT-                  Custodian (until age
                 -----------------                    --------------------------
                       (Cust)
                                                        under Uniform Transfers
                ---------------------------------------
                           (Minor)

                to Minors Act
                              -------------------------------------------------
                                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
    ---------------------


                ----------------------------------------------------------------
                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.


     SIGNATURE(S) GUARANTEED:
                             ---------------------------------------------------
                             THE SIGNATURE(S) MUST BE GAUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17a-13.

     KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.